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                                                                Exhibit 10(ix)


                            AMENDMENT NO. 11 TO
                       RECEIVABLES PURCHASE AGREEMENT

         This Amendment No. 11 to Receivables Purchase Agreement (this "Amendment") is entered into as of August 15, 2006, among Graybar Commerce
 ---------
Corporation, a Delaware corporation, as Seller ("Seller"), Graybar Electric
                                                 ------
Company, Inc., a New York corporation, as Servicer ("Servicer"), Falcon Asset
                                                     --------
Securitization Company LLC (formerly Falcon Asset Securitization Corporation) ("Conduit"), and JPMorgan Chase Bank, N.A. (successor by merger to Bank One,
  -------
NA (Main Office Chicago)) ("JPMorgan")), as Agent and as a Financial
                            --------
Institution.

                                  RECITALS
                                  --------

         Each of Seller, Servicer, Conduit and JPMorgan entered into that certain Receivables Purchase Agreement, dated as of June 30, 2000, and each of the parties thereto amended such Receivables Purchase Agreement pursuant to the following amendments: (i) that certain Amendment No. 1 to Receivables Purchase Agreement, dated as of July 12, 2000, (ii) that certain Waiver and Amendment No. 2 to Receivables Purchase Agreement, dated as of January 1,
2001, (iii) that certain Amendment No. 3 to Receivables Purchase Agreement, dated as of June 22, 2001, (iv) that certain Amendment No. 4 to Receivables Purchase Agreement, dated as of August 29, 2001, (v) that certain Amendment
No. 5 to Receivables Purchase Agreement, dated as of October 26, 2001, (vi) that certain Amendment No. 6 to Receivables Purchase Agreement, dated as of December 31, 2001, (vii) that certain Amendment No. 7 to Receivables Purchase Agreement, dated as of October 23, 2002, (viii) that certain Amendment No. 8 to
Receivables Purchase Agreement, dated as of December 23, 2002, (ix) that certain Amendment No. 9 to Receivables Purchase Agreement, dated as of
October 22, 2003 and (x) that certain Amendment No. 10 to Receivables
Purchase Agreement, dated as of September 26, 2005 (such Receivables Purchase Agreement as so amended, the "Purchase Agreement").
                              ------------------

         Each of the parties hereto now desires to amend the Purchase Agreement, subject to the terms and conditions hereof, as more particularly described herein.

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                                 AGREEMENT
                                 ---------

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Definitions Used Herein. Capitalized terms used herein
                    -----------------------
and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Purchase Agreement.

         Section 2. Amendments to the Purchase Agreement. Subject to the
                    ------------------------------------
terms and conditions set forth herein, the Purchase Agreement is hereby amended as follows:

                  (a) Section 9.1(k) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  (k) (i) The Leverage Ratio, as of the last day of each fiscal quarter of Originator, shall be greater than 4.0 to 1.0 or (ii) the Interest Coverage Ratio, as of the last day of each fiscal quarter of Originator, shall be less than 2.5 to 1.0.

                  (b) Exhibit I to the Purchase Agreement is hereby amended by amending and restating in its entirety the definition of "Change of Control" in such exhibit to read as follows:

                  "Change of Control" shall mean the acquisition by any
                   -----------------
Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 25% or more of the outstanding shares of voting stock of any Seller Party; provided that a change in the identity of one or more trustees under a voting trust holding shares of voting stock shall not be deemed to be such an acquisition.

                  (c) Exhibit I to the Purchase Agreement is hereby amended by amending and restating in its entirety the definition of "Excluded Amount" in such exhibit to read as follows:

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                  "Excluded Amount" shall mean collectively each of the
                   ---------------
         amounts set forth in the table below, provided that (i) for each related "Site Location" the Excluded Amount shall not exceed (but can be equal to or less than) the amount set forth opposite such Site Location in the table below and (ii) for each related Site Location, either (A) the Excluded Amount must relate to the synthetic lease or other financing product in existence on the Closing Date (as defined in the Credit Agreement) with respect to such Site Location or (B) the Servicer must own such Site Location:

         --------------------------------------------------------------------
          Site Location                 Excluded Amount
          -------------                 ---------------
         --------------------------------------------------------------------
          Stafford, TX                  $ 7,660,000
         --------------------------------------------------------------------
          Austell, GA                   $ 7,452,000
         --------------------------------------------------------------------
          Youngstown, OH                $ 7,008,000
         --------------------------------------------------------------------
          Joliet, IL                    $ 9,917,744
         --------------------------------------------------------------------
          Tampa, FL                     $ 9,773,687
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          Taunton, MA                   $ 9,793,000
         --------------------------------------------------------------------
          Maximum Excluded
          Amount:                       $51,604,431
         --------------------------------------------------------------------

                  (d) Exhibit I to the Purchase Agreement is hereby amended by deleting in their entirety the following definitions from such exhibit:
(i) Consolidated Tangible Net Worth, (ii) Consolidated Total Liabilities and (iii) Consolidated Total Tangible Assets.

         Section 3. Conditions to Effectiveness of Amendment. This
                    ----------------------------------------
Amendment shall become effective as of the date hereof (the "Effective Date"),
                                                             --------------
upon the satisfaction of the conditions precedent that:

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                  (a) Amendment. The Agent and each Purchaser shall have
                      ---------
received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

                  (b) Representations and Warranties. As of the Effective
                      ------------------------------
Date, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the Effective Date (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

                  (c) No Amortization Event. As of the Effective Date, both
                      ---------------------
before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and Servicer shall be deemed to have represented and warranted such).

         Section 4. Miscellaneous.
                    -------------

                  (a) Effect; Ratification. The amendments set forth herein
                      --------------------
are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or an acknowledgment of, any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement" or to the "Purchase Agreement" shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

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                  (b) Transaction Documents. This Amendment is a
                      ---------------------
Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                  (c) Costs, Fees, and Expenses. Seller agrees to reimburse
                      -------------------------
the Agent and each Purchaser on demand for all costs, fees and expenses incurred in connection with the preparation, execution and delivery of this Amendment (including the reasonable fees and expenses of counsels to the Agent and/or the other Purchasers).

                  (d) Counterparts. This Amendment may be executed in any
                      ------------
number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                  (e) Severability. Any provision contained in this
                      ------------
Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                  (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY,
                      -------------
AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

                  (g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES
                      --------------------
TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

                          (Signature Page Follows)

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.


                                    GRAYBAR COMMERCE CORPORATION


                                    By:
                                       ---------------------------------
                                    Name:
                                    Title:


                                    GRAYBAR ELECTRIC COMPANY, INC.,
                                    as Servicer


                                    By:
                                       ---------------------------------
                                    Name:
                                    Title:


                                    FALCON ASSET SECURITIZATION
                                    COMPANY LLC (formerly Falcon Asset
                                    Securitization Corporation)


                                    By:
                                       ---------------------------------
                                    Name:
                                    Title:


                                    JPMORGAN CHASE BANK, N.A.
                                    (successor by merger to Bank One, NA (Main
                                    Office Chicago)),
                                    as Agent and as sole Financial Institution


                                    By:
                                       ---------------------------------
                                    Name:
                                    Title: